ONCOTELIC

Self Immunization Protocol (SIP©) Against Cancers

TGF-β RNA THERAPEUTICS

Forward-looking Statements

- This document contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this communication, the words “will,” “may,” “would,” “approximate,” “expect,” “intend,” and similar expressions and their variants, as they relate to the Company, Oncotelic or the management of either company, before or after the Merger, may identify forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation, uncertainties as to the timing of financing and the outcome of the clinical program and the outcome of FDA interactions. This review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s Annual Report on Form 10-K filed with the SEC on April 10, 2019. Forward looking statements are based on information available and assumptions as of the date of this report. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Overview of Oncotelic/MATN Opportunity

- Oncotelic Inc. - a leader in TGF-β cancer immunotherapy
  - ❖ Robust Data Navigational Platform for rapid data analytic and visualization
- Self Immunization Protocol (SIP®) using a TGF-β antisense (OT-101)
  - ❖ OT-101 is designed to mobilize, stimulate and boost immunity against cancer
  - ❖ Clinical efficacy demonstrated
  - ❖ Broadly applicable to all solid tumors
  - ❖ >200 pts treated across six clinical trials
  - ❖ Two confirmatory phase 3 registration trials planned
- Significant Market Interest in RNA therapeutics and TGF-β therapeutics
  - ❖ Moderna Therapeutics, Inc. IPO in December 2018 with a $7.5B valuation based on preclinical stage RNA therapeutics
  - ❖ Ionis Pharmaceuticals receives $1.0B investment in June 2018 from Biogen to discover and develop antisense drug candidates
  - ❖ Scholar Rock IPO in May 2018 with a $400M valuation based on preclinical stage TGF-β inhibitors.
- Experienced management team with a strong history of successful company exits and long history with VDA
  - ❖ Abraxane- Celgene acquired Abraxis for $3.9B/Cynviloq- NantPharm acquired Igdrasol for $1.3B

Cancer- Current Landscape

- <u>In 2015- </u>cancer death increased globally to 8.8 million of the 55.8 million deaths- or 1 of every 6 deaths.
- <u>In 2035- </u>cancer death and new cases are projected to be 14.6 million and 24 million respectively. AACR Cancer Progress Report 2018
- **<u>Although the robust gain in survival in cancers between 1977 and 2013, pancreatic cancer (PC) and glioblastoma (GBM) survival rate remain low. JNCI J Natl Cancer Inst (2017) 109(9)</u>**


2035
2015
24 MILLION
14.6 MILLION
CANCER CASES ESTIMATES
CANCER DEATHS ESTIMATES
15.2 MILLION
8.8 MILLION


1977
2013
Prostate
Thyroid
Skin
Breast
Bladder
All cancers
Cervix uteri
Colon and rectum
Leukemia
Myeloma
Ovary
Brain
Stomach
Esophagus
Lung and bronchus
Liver
Pancreas
Cervix Uteri cancer is the only one that has not shown an increase compared to 1977
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%

Cancer Vaccine

- Genetic mutations are characteristics of cancer and are associated with treatment failures.
- Harnessing innate immunity against these neoepitopes has potential lasting disease control
- Mutation-based vaccines are agnostic to the cancer type and universally applicable to any patient.
- **However, the current platform will require overcoming the challenges of optimized vaccine design, manufacturing and affordability, and identification of the most suitable clinical setting. Nature Biomedical Engineering 2:566–569 (2018)**



Diagnosis and sample collection
NGS analyses and neo-epitope prediction
Vaccine-target selection
Just-in-time vaccine manufacturing
Personalized neo-epitope vaccine immunotherapy

ONCOTELIC

TGF-β Self Immunization Protocol (SIP©) - Oncotelic Invention

- TGF-β inhibitor (i.e. OT-101) lifts the immunosuppression and primes the innate immunity against the tumor.
- Subsequent chemotherapy boosts the immune response with epitope expansion due to neoantigens released during Xenogenization
- Mateon's CA4P will become an important component of Self Immunization Protocol



OT-101
Xenogenization
Stromal cells in Tumor Microenvironment
TGF-β
Tumor cells: Prostrate Breast Melanoma Colon Gastric Lung Giloma Pancreas
TGF-β producers
CTL
CTL-
• Proliferation
• Exocytosis of Granules
Treg
Treg-
• Stimulates generation
NK
NK-
• Cytokine Production
• Cytotoxicity
DC
DC-
• Antigen Presentation
• Cytokine Production
Alkylating Agent (Hypermutation)
Taxanes (Immunogenic Cell Death)
VDA/CA4P (Ischemic Necrosis)
OT-101
Awakening of Immunity
Chemotherapy
Immunity Boost/ Epitope Expansion
Time

Optimal Sequencing for TGF-β Self Immunization Protocol

1. Proper Sequencing is key to optimal immunotherapy
2. **Expand** immune reserve through IL-2 treatment or infusion of immune cells
3. **Prime** immune response with TGF-β inhibitor- OT-101
4. **Boost** immune response with chemotherapy
5. **Revitalize** the exhausted of immune response with checkpoint inhibitors



Effector
(activated)
PD1
BTLA
KLRG1
CTLA4
TIM3
2B4
LAG3
"Exhausted"
(chronic infection & cancer)
PD1
BTLA
CTLA4
TIM3
2B4
LAG3
Naive
BTLA
TIM3
iR
levels
persistant antigen + iR:iRL
antigen cleared
Memory (e.g. CM)
BTLA
KLRG1
2B4
Immune response



Revitalize
*PD-1/PDL-1/CTLA4
Expand
*NK/IL-2
Boost
*Chemotherapies
Prime
*OT-101

TGF-β Is Centrally Important Target in Immunotherapy

- The overexpression of transforming growth factor-beta, specifically TGF-β2, plays a key role in malignant progression of various tumors by inducing proliferation, metastasis, angiogenesis, and immunosuppression
- Therefore, reducing TGF-β2 expression has a very high clinical impact potential
- Interest in anti-TGF-β therapeutics has remained high since 2000
- Several recent high-profile deals reflect strong market interest

Company Name	Drug Name	Mechanisms of Action	Dev. Stage	Acquirer	**Deal Size**	Date
Rigel		TGF beta receptor kinase inhibitors	Preclinical	BMS	**$309M**	Feb-15
Xoma	XOMA 089	Neutralizaing mAb against TGF-ß1 and TGF-ß2	Preclinical	Novartis	**$517M**	Oct-15
Scholar Rock	SRTβ1-Ab3	mAb against latent TGF-β1	Preclinical	IPO	**$400M**	May-18
Argenx	ARGX-115	Inhibit Release TGF-ß	Preclinical	AbbVie	**$625M**	Aug-18
Tium Bio		TGF beta inhibitors	Preclinical	Chiesi Group	**$73M**	Jan-19
Merck KGaA	M7824	PD-L1 and TGF-ß trap	Phase 1	GSK	**$4.2B**	Feb-19

OT-101: Drug Product- TGF-β2 Antisense.

- Trabedersen (OT-101) is a single-stranded phosphorothioate antisense oligodeoxynucleotide (18-mer) targeting the human TGF-β2 messenger RNA
- Ready for registration trials--Over 200 patients treated across 6 clinical trials
- Potential for breakthrough designation for early approval
- Strong Patent protection until 2037
- Orphan designation granted for three tumor indications in US & EU
- Manufacturing process optimized and scaled up sufficient drug to treat over >5,000 patients



TGF-β2 protein coding sequence
Human TGF-β2 messenger RNA
0
1,000
2,000
3,000
4,000
5,000
5,882
1,369
2,613
1678
1695
Nucleotide sequence of trabedersen
5'-CGGCATGTCTATTTTGTA-3'

OT-101: Clinical Efficacy-TGF-β2 Antisense.

PROMISING CLINICAL ACTIVITY


Baseline
6 months
10 months
22 months
42 months

PANCREAS
GLIOMAS
MELANOMA

- TGF-β platform to mobilize, stimulate and boost immunity against cancer
- Placement in front of standard chemotherapy allowing for maximum therapeutic benefits and minimal disruption of patient care
- Proven tumor reduction in both treated and untreated tumors
- Safety demonstrated in >200 pts across more than 5 company sponsored trials


Priming- OT-101 single agent activity (0-180 days)
Continuing Tumor Reduction with 1st Order Kinetic (>180 days)
Deep & Durable Tumor Reduction
▲ Tumor Volume (%)
200
180
160
140
120
100
80
60
40
20
0
-20
-40
-60
-80
-100
0
500
1000
1500
2000
Days from Baseline

Gliomas: G004 Phase 2b Trial- OT-101 Single Agent Activity

- **Pts#: N = 145. OT-101, N = 89; Control (TMZ/PCV), N = 45**
- Objective responses were observed among the 87 evaluable patients treated with OT-101:
- Best Objective Responses were: 5 CR (5.9%), 14 PR (16.5%), 28 SD (31.8%), and 40 PD (45.9%)
- Confirmed Best Objective Responses were: 4 CR (4.7%), 12 PR (12.9%), 31 SD (36.5%), and 40 PD (45.9%)
- Best Objective Responses were confirmed with deeper tumor reduction.
- Best Objective Responses were confirmed with improved OS: CR: >66mos, PR: 36.9 mos, SD: 14.7 mos, and PD: 5.5mos.



▲ Tumor Volume
200
180
160
140
120
100
80
60
40
20
0
-20
-40
-60
-80
-100
0
500
1000
1500
2000
2500
Days from Baseline
OT-101 CR
OT-101 PR
OT-101 SD
OT-101 PD



Percent survival
110
100
90
80
70
60
50
40
30
20
10
0
0
10
20
30
40
50
60
70
OS (months)
OT CR (N=5)
OT PR (N=14)
OT SD (N=28)
OT PD (N=40)

Pancreatic Cancer: P001 Phase 1/2 Trial: OT-101 Single Agent Activity

- **Pts#: 61 (37 with pancreatic cancer; 19 with malignant melanoma; 5 with colorectal cancer)**
- OT-101 was well tolerated. MTD not reached and Efficacy Demonstrated
- **Patient 1006: CR as far out as 77 mos:** Surgery: Whipple's procedure/1st line: 5-FU/LV, Dose 425 mg/m2/2nd line: 5-FU/LV, Dose 2600 mg/m2/24hr/3rd line: Gemcitabine, Dose 1000 mg/m2/week/OT-101- Liver mets/ Complete Response (Black Line)
- **Patient 1022: OS of 40 months:** Surgery: Whipple's procedure/1st line: Radiation therapy (50 Gy)/2nd line: 5FU/OT-101- Liver Mets/ Stable Disease (Blue Line)



Liver Mets
Liver+Other Mets
Percent survival
100
50
0
P=0.0077
0
10
20
30
40
50
60
70
80
OS (Months)
1022
1006
Tumor Reduction
2.5
2.0
1.5
1.0
0.5
0.0
1
2
4
8
Visit
1004 / 11.1mos
1006 / 76.2 mos
1017 / 9.2 mos
1019 / 15.6 mos
1022 / 39.7 mos
1023 / 13.4 mos
1026 / 9.3 mos
1028 / 16.1 mos
1029 / 9.8 mos
1035 / 18.2 mos
1047 / 18.9 mos
+20%
-30%

CRC/Solid Tumors: IL-2/NK/OT-101

- P001- Phase 1/2 Clinical Trial
- OT-101 treated Patients exhibited variable dynamics in IL-8 levels whereby increases were observed during cycles 1 (days 2, 5), 2 (days 1, 2, 5) and 3 (day 5). R2 squares were 0.8522 and 0.9895 and p values were 0.0011 and 0.0053 for pts treated subsequently with chemo and without chemo, respectively.
- ANCOVA: Significant positive correlation between IL-8 levels and OS (P = 0.0003) and a significant increase in OS for patents with chemo (P < 0.0001).
- The magnitude of the response was higher but the relationship between IL-8 spike and OS was the same. Both are driving improved OS through a common cytokine nexus
- Therapeutic intervention to increase innate immunity from low to high would increase the effectiveness of OT-101 SIP


OS (months) w/o subsequent Chemo
OS (months) w/ subsequent Chemo
High
OS (Months)
20
15
10
5
0
-5
-4
-2
0
2
4
IL-8 (Max day2-Max day5)
Low ← Innate Immune Reservoir → High



Melanoma: P001- Phase 1/2 Clinical Trial: OT-101 Single Agent Activity

- **Pts#: 61 (37 with pancreatic cancer; 19 with malignant melanoma; 5 with colorectal cancer)**
- Pts#: 61 (37 with pancreatic cancer; 19 with malignant melanoma; 5 with colorectal cancer)
- OT-101 was well tolerated. MTD not reached and Efficacy Demonstrated
- mOS comparable to other treatment protocols including Yervoy (Ipilimumab, CTLA4)
- Combination with CA4P and Checkpoint Inhibitor

Malignant Melanoma (all; 2nd- to 7th-line)


Median Overall Survival (months)
15
10
5
0
9.6
10.1
11.4
Paclitaxel + Carboplatin (n=135)4
Ipilimumab (n=137)5
Trabedersen any dose (n=19)3


Percent survival
100
90
80
70
60
50
40
30
20
10
0
0 3 6 9 12 15 18 21 24 27 30
OS (Months)

Breast Cancer Model (EMT-6)

initial tumor volume = ~50 mm^3


Mean Tumor Volume (mm3)
Time Post Tumor Induction (Days)
p<0.05
p<0.001
Vehicle
CA4P
Anti-CTLA-4
CA4P + Anti-CTLA-4

Survival Statistics

Vehicle	0/8
CA4P	0/8
Anti-CTLA-4	1/7
CA4P + Anti-CTLA-4	8/8* p = 0.001



MDS: OT-101

- Acceleron Pharma presented positive phase 3 trial for their TGF-β trap- luspatercept at ASH (Dec 2018). **This allows for the acceleration of OT-101 clinical development along the same track and further validate TGF inhibitor as a valid therapeutic agent.**
- The Acceleron's MEDALIS Trial: Phase 3, Randomized, Double-Blind, Placebo-Controlled Study of Luspatercept to Treat Patients With Very Low-, Low-, or Intermediate-Risk Myelodysplastic Syndromes (MDS) Associated Anemia With Ring Sideroblasts (RS) Who Require Red Blood Cell (RBC) Transfusions
- Luspatercept neutralizes select TGF-β superfamily ligands to inhibit aberrant Smad2/3 signaling and enhance late-stage erythropoiesis in MDS models
- Treatment with luspatercept resulted in a significantly higher percentage of patients who achieved RBC-TI, major RBC transfusion reduction, or hemoglobin increase, compared with placebo
- Galunisertib (LY2157299/TGF-β receptor kinase inhibitor) in a phase II study in 41 patients with very low-, low-, and intermediate-risk MDS led to erythroid hematologic improvement in 26% of patients with 4 patients becoming transfusion-independent without improvements in platelet or neutrophil counts.
- **OT-101 + OXi4503 is expected to perform similarly and allowing for the treatment of the entire MDS->AML continuum**



SIP© Pipeline Built Around Sequencing

Program	Preclinical Animal POC	Phase 1 POC	Phase 2	Phase 3
Brain Cancer/ OT-101* + TMZ	Hypermutation			
Pancreatic Cancer/ OT-101* + ABX	ICD			
Melanoma/ OT-101* + CA4P: Necrosis Cell Death				
MDS/ OT-101 + OXi4503				
Solid tumors/ OT-101 + NK/IL-2/**				

Companion Prognostic Testing

- IL/8 and IL-15 Spike — Pancreas and Gliomas

Discovery Pipeline

- Nanoparticle OT-101
- LNA-OT-101
- Latent HIV
- DMD

*Available through Expanded Access Program together with Widetrial

WIDETRIAL

**Partnered with NantCell, Dinona/Autotelic Bio

NantCell DiNonA 오토텔릭바이오 AUTOTELIC BIO

Management Team

Vuong Trieu PhD
Chief Executive Officer

Fatih Uckun MD PhD
Chief Medical Officer

Chulho Park PhD
Chief Technology Officer

ONCOTELIC

Board of Directors

Vuong Trieu PhD- Chairman
Former Executive Chairman/Interim CEO of Marina Biotech (OTCQB:ATRX), Director of Sorrento Therapeutics (Nasdaq:SRNE), Founder, Chairman, CEO of Igdrasol which was acquired by NantPharm. Coaguligand team under Phil Thorpe.


B
0 hours
4 hours
8 days
14 days

**Coaguligand*

Science 24 Jan 1997:
Vol. 275, Issue 5299, pp. 547-550

William D. Schwieterman, MD - Director
Previously Chief of the Medicine Branch and Chief of the Immunology and Infectious Disease Branch in the Division of Clinical Trials at the Food and Drug Administration (FDA). In these capacities and others, Dr. Schwieterman spent 10 years at the FDA in the Center for Biologics overseeing a wide range of clinical development plans for a large number of different types of molecules.

Steven King- Director Nominee
Former CEO of Peregrine (Nasdaq:CDMO) and its subsidiary Avid Bioservices for over 15 years during which time the company advanced its lead compound though phase 3 development while growing revenues to over $55M. Coaguligand team under Phil Thorpe.

Anthony Maida MBA PhD- Director Nominee/Audit
Anthony has been involved in the clinical development of immunotherapy for 27+ years at various C levels. Dr. Maida is currently a member of the board of directors and audit chair of Spectrum Pharmaceuticals, Inc. (Nasdaq: SPPI), Innovate Biopharmaceuticals, Inc. (Nasdaq:INNT) and Vitality Biopharma, Inc. (OTCQB: VBIO) and was formerly a member of the Board of Directors and audit chair of OncoSec Medical Inc. (Nasdaq: ONCS).

Mateon/Oncotelic- (OTCQB:MATN)- Building The Next Generation Pharma



NAVIGATOR
Large Data Analytics



DATA
Large Clinical Data

PIPELINE
High Value Pipeline

Vuong Trieu PhD

- CEO/ Chairman
- vtrieu@oncotelic.com
- www.oncotelic.com

Thank You